UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2008

Power Integrations, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices)

(408) 414-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 4, 2008, the Compensation Committee of the Board of Directors of Power Integrations, Inc. (the “Company”) approved cash bonus awards for fiscal 2007 for certain officers of the Company under the Power Integrations, Inc. 2007 Officers Bonus Plan (the “Bonus Plan”). The cash bonus awards approved for the “named executive officers” (as defined under applicable securities laws) under the Bonus Plan are as set forth in the table below:

Named Executive Officer	2007 Cash Bonus Award
Balu Balakrishnan	$280,967.00
President and Chief Executive Officer
Rafael Torres	$112,387.00
Chief Financial Officer and Vice President, Finance and Administration
Bruce Renouard	$112,387.00
Vice President, Worldwide Sales
John Tomlin	$112,387.00
Vice President, Operations
Cliff Walker	$112,387.00
Vice President, Corporate Development

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ Rafael Torres
	Name:	Rafael Torres
	Title:	Chief Financial Officer

Dated: February 8, 2008